UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2009.

Conforce International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34203	68-6077093
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51A Caldari Road, 2nd Floor, Concord, Ontario L4K 4G3 Canada
(Address of principal executive offices)(Zip Code)

(416) 234-0266
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The management of Conforce International, Inc. is pleased to announce that Conforce International, Inc. has engaged BDO Dunwoody LLP, Chartered Accountants and Advisors, to audit the consolidated balance sheet of Conforce International, Inc. as of March 31, 2010 and the related statements of operations and comprehensive loss, cash flows and stockholders’ deficiency for the year then ending in accordance with standards of the Public Company Accounting Oversight Board (United States).

BDO Dunwoody LLP will also, among other things, perform reviews of the unaudited condensed quarterly financial statements to be included in Form 10-Qs filed with the SEC and to be submitted to stockholders, for the quarters ending September 30, 2009, December 31, 2009, June 30, 2010, September 30, 2010, and December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conforce International, Inc.
Dated: October 22, 2009	By:	/s/ Marino Kulas
Marino Kulas
Title: President & CEO